1

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Exhibit 10.1
                       MMI COMPANIES, INC.
                    1993 EMPLOYEE STOCK PLAN

                            ARTICLE I

                       PURPOSE OF THE PLAN

    The purpose of the MMI Companies, Inc. 1993 Employee Stock Plan is to promote the long-term growth of MMI Companies, Inc. by rewarding key management employees with a proprietary interest in MMI Companies, Inc. for outstanding long-term performance and to attract, motivate and retain highly qualified and capable management employees.


                           ARTICLE II

                           DEFINITIONS

    2.1 "Award" means an award granted to a Participant under the Plan in the form of an Option or Restricted Stock, or any combination of the foregoing.

           2.2   "Board"  means  the Board of  Directors  of  MMI
Companies, Inc.

            2.3    "Committee"  shall  mean  the  Personnel   and
Compensation Committee of the Board.

          2.4  "Corporation" means MMI Companies, Inc.

           2.5 "Disability" means total disability as defined from time to time under the MMI Companies, Inc. Long-Term Disability Plan.

      2.6   "Exchange Act" means the Securities Exchange  Act  of
1934, as amended.

    2.7 "Fair Market Value" means (i) if the Shares are listed for trading on a national securities exchange, the closing price per Share on such exchange on the Option Grant Date, or, (ii) if the Shares are not listed on any securities exchange, but are publicly traded and reported by the National Association of Securities Dealers through their Automated Quotation System ("NASDAQ"), then the closing price as reported by NASDAQ on the Option Grant Date, or (iii) if the Shares are not publicly traded, then the fair market value of a Share shall be as determined by the Committee.
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    2.8   "Incentive  Stock Option" means an Option  which  meets
the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, or any successor law.

    2.9 "Option" means an option awarded under Article VIII to purchase Shares. An Option may be either an Incentive Stock
Option or a Non-Qualified Stock Option.

     2.10 "Option Exercise Period" means the period from the Option Grant Date to the date on which an Option expires.

     2.11 "Option Grant Date" means the date upon which the Option is granted to the Optionee.

     2.12 "Optionee" means the employee of the Corporation to whom an Option has been granted.

     2.13"Non-Qualified Stock Option" means an Option which does not meet the requirements of Section 422 of the Internal
Revenue Code of 1986, as amended, or any successor law.

     2.14"Participant" means an employee of the Corporation or any Subsidiary to whom an Award has been granted which has not terminated, expired or been fully exercised.

     2.15 "Plan" means the MMI Companies, Inc. 1993 Employee Sto ck Plan, as it may be amended and restated from time to time.

     2.16 "Restriction Period" means the period of time, which may be a single period or multiple periods, during which Restricted Stock awarded to a Participant remains subject to the restrictions imposed on such Shares, as determined by the Committee.

     2.17 "Restrictions" means the restrictions and conditions i mposed on Restricted Stock awarded to a Participant, as determined by the Committee, which must be satisfied in order for the Restricted Stock to vest, in whole or in part, in the Participant.

     2.18 "Restricted Stock" means Shares awarded under the Plan subject to Restriction Period(s) and Restrictions which constitute a "substantial risk of forfeiture" as defined in Section 83 of the Internal Revenue Code of 1986, as amended, or any successor law.

     2.19 "Restricted Stock Agreement" means a written agreement between a Participant and the Corporation evidencing an Award of
Restricted Stock.
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     2.20  "Restricted Stock Award Date" means the date on which the Restricted Stock is granted to the Participant.

      2.21 "Retirement" means retirement from active employment with the Corporation or any Subsidiary.

     2.22 "Shares" means shares of Common Stock, par value $0.10 per share, of the Corporation.

     2.23 "Stock Option Agreement" means a written agreement between a Participant and the Corporation evidencing an Award of an Option.

     2.24 "Subsidiary" means any domestic or foreign corporation or entity of which the Corporation owns, directly or indirectly, at least 51% of the total combined voting power of such corporation or other entity.


                           ARTICLE III

                   ADMINISTRATION OF THE PLAN

     3.1 Administrator of the Plan. The Plan shall be administered by the Committee. The Committee shall be comprised of directors who are "disinterested persons" as defined in Rule 16b-3 or any successor rule of the Securities and Exchange Commission.

     3.2  Authority  of Committee.    The Committee  shall  have
full power and authority to:
           (i) exercise all of the powers granted to it under the Plan;

          (ii) designate the Participants to whom Options or Restricted Stock may be granted from time to time;

          (iii) determine the type of Award to be granted to each Participant under the Plan and the number of Shares subject thereto;

          (iv) determine the duration of the Restriction Period and the Restrictions to be imposed with respect to each Award of Restricted Stock;

          (v) interpret and construe the Plan and adopt and rescind such rules and regulations as it shall deem necessary and advisable to implement and administer the Plan and to correct any defect, supply any omission and reconcile any inconsistency in the Plan;
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          (vi) approve the form and terms and conditions of each
Restricted Stock Agreement and Stock Option Agreement; and

          (vii)designate persons other than members of the C ommittee to carry out its responsibilities, subject to such limitations, restrictions and conditions as it may prescribe, provided that the Committee may not delegate its authority (a) with respect to the granting of Awards to persons subject to Sections 16(a) and 16(b) of the Exchange Act or (b) if such delegation would cause the Plan not to comply with the requirements of Rule 16b-3 or any successor rule of the Securities and Exchange Commission;

such determinations to he made in accordance with the Committee's best business judgment as to the best interests of the Corporation and its stockholders and in accordance with the purposes of the Plan. The Committee's determinations under the Plan need not be uniform and may be made selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated).

     3.3  Determinations  of Committee.     A  majority  of  the
Committee shall constitute a quorum at any meeting of the Committee, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or a meeting of the Committee by a written consent signed by all members of the Committee. The determination of the Committee on all matters relating to the Plan or any Stock Option Agreement or Restricted Stock Agreement shall be conclusive.

     3.4   Delegation.   The   Committee   may   delegate   such
non-discretionary administrative duties under the Plan to one or more agents as it shall deem necessary or advisable.

     3.5 Effect of Committee Determinations. No member of the Committee or the Board shall be personally liable for any action or determination made in good faith with respect to the Plan, any Award, or any Restricted Stock or Stock Option Agreement or any settlement of any dispute between a Participant and the Corporation. Any decision made or action taken by the Committee or the Board with respect to an Award or the administration or interpretation of the Plan or a Restricted Stock Agreement or Stock Option Agreement shall be conclusive and binding upon all persons.






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                           ARTICLE IV

                      AWARDS UNDER THE PLAN

     The Committee may, in its discretion, make Awards to Participants under the Plan in the form of Non-Qualified Stock Options, Incentive Stock Options or Restricted Stock, or a combination thereof. Each Award of an Option shall be evidenced by a Stock Option Agreement. If an Option is designated as an Incentive Stock Option, the terms of such Option and the related Option Agreement shall be in conformance with Section 422 of the Internal Revenue Code of 1986, as amended, or any successor law. Each Award of Restricted Stock shall be evidenced by a Restricted Stock Agreement. Every Stock Option Agreement and Restricted Stock Agreement shall be consistent with the terms and provisions of the Plan and contain such provisions as the Committee deems necessary or desirable.

                            ARTICLE V

                          PARTICIPANTS

     The Participants in the Plan shall be such officers and key management employees of the Corporation and its Subsidiaries as are designated by the Committee. A Participant who has been granted an Award under the Plan may be granted additional Awards under the Plan under such circumstances and at such times as the Committee may determine.


                           ARTICLE Vl

                   SHARES SUBJECT TO THE PLAN

     Subject to adjustment as provided in Article XIV, the aggregate number of Shares which may be issued under the Plan shall not exceed 2,308,345 Shares. Such Shares may be authorized but unissued Shares or treasury Shares. Shares issued or subject to issuance pursuant to Awards which expire, are cancelled or otherwise terminate prior to the vesting or issuance (as applicable) of the Shares, shall again be available for future Awards. The maximum number of Shares subject to all options granted in any fiscal year to any Participant under the Plan shall be limited to 250,000 Shares.





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                           ARTICLE Vll

                  NON-TRANSFERABILITY OF AWARDS

     Awards granted under the Plan shall not be transferable by the Participant during his or her lifetime and may not be assigned, exchanged, pledged, transferred or otherwise encumbered or disposed of except by will or by the laws of descent and distribution or by a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Options shall be exercisable during the Optionee's lifetime only by the Optionee or by the Optionee's guardian or legal representative.



      Notwithstanding the foregoing, from and after March 1, 1997, a Participant who is a Senior Vice President of the Company, or who has a higher elected office with the Company, or is President of any Subsidiary, may transfer all or a portion of the options granted to such Participant (including options outstanding on the date hereof) to (i) the spouse, descendants (including adopted descendants and grandchildren), or the spouses of children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership or limited liability company in which such Immediate Family Members are the only partners or members, provided that
(x) there may be no consideration for any such transfer (except issuance of a partnership or limited liability company interest in case of transfer to a family limited partnership or limited liability company), (y) the stock option agreement pursuant to which such options are granted must be approved by the Committee, and must expressly provide, or be amended to provide, for transferability in a manner consistent with this Article, and (z) subsequent transfers of transferred options shall be prohibited except by will or the laws of descent and distribution. Following transfer, any such options shall continue to be subject to the same terms and conditions as applicable immediately prior to transfer, provided that for purposes of Article VIII(b) hereof the term "Optionee" shall be deemed to refer to the transferee. The events relating to termination of employment of Article VIII(e) hereof shall continue to be applied with respect to the original Participant, following which the options shall be exercisable by the transferee only to the extent, and for the periods applicable to the transferor. The Committee may, in its discretion, permit transfers to other persons or entities on substantially the same terms.





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                          ARTICLE VIII

                             OPTIONS

     Each Option granted under the Plan shall be subject to such
terms  and  conditions  as  the  Committee  may,  in  its   sole
discretion, determine and to the following terms and conditions:

          (a)  Option Price.    The option price per Share shall
be not less than the Fair Market Value on the Option Grant Date.

           (b) Exercise of Options. Each Option shall be exercisable in the manner, on the dates and for the number of Shares as shall be provided in the Stock Option Agreement evidencing such Option, provided that no Option shall be exercisable earlier than six months after its Option Grant Date or later than the tenth anniversary of its Option Grant Date.

     Shares shall be issued to the Optionee pursuant to the exercise of an Option only upon receipt by the Corporation from the Optionee of payment in full of the option price of the Shares being purchased. Payment of such option price shall be made (a) by certified or official bank check payable to the Corporation (or the equivalent thereof acceptable to the Committee), or (b) with the consent of the Committee, by delivery (either singularly or sequentially by "pyramiding") of previously-acquired Shares or the withholding of a portion of the Shares due upon exercise having a Fair Market Value (determined as of the date such Option is exercised) equal to all or part of the option price and, if applicable, of a certified or official bank check (or the equivalent acceptable to the Committee) for any remaining portion of such option price. As soon as practicable after receipt of such payment, the Corporation shall, subject to the provisions of Article X, deliver to the Participant a certificate or certificates for Shares.

     To  the  extent permitted by the regulations of the Federal
Reserve  Board  governing margin requirements in effect  at  the time  of  exercise of any Option (including any  exemption  from margin  requirements  for employee stock option  plans  if  such exemption  is available), the Corporation may extend credit,  or arrange  for  the  extension of credit,  to  each  Optionee  who exercises an Option, at the time of such exercise, to assist the
Optionee  in  the purchase of Shares pursuant to such  exercise.
Such  credit will be collateralized by the Shares purchased  and will  be  in  an amount not greater than the lesser of  (i)  the option  price  of  the  Shares or  (ii)  the  amount  of  credit permitted by regulations of the Federal Reserve Board. The  rate of  interest, terms of repayment and provisions for  release  of
collateral  with  respect  to  each  such  credit  will  be   as
determined by the Committee at the time the credit is  extended, but  in  any  event shall be in accordance with  any  applicable
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regulations of the Federal  Reserve  Board. In this connection, the
Committee may also, in its sole discretion, permit payment of the option price upon exercise of any Option to be made by the delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the  Corporation the amount of sale or loan proceeds to pay the option price.  To
facilitate  the  foregoing,  the  Corporation  may  enter   into
agreements for coordinated procedures with one or more brokerage firms.

      (c) Replacement Options. The Committee may provide either at the time of grant or subsequently that an Option include the right to acquire a replacement option. An Option which provides for the grant of a replacement option shall entitle the Participant, upon exercise of the Option (in whole or in part) prior to termination of employment of the Participant and upon payment of the option price through the delivery of previously acquired Shares, to receive a replacement option. In addition to any other terms and conditions the Committee deems appropriate, the replacement option shall be subject to the following terms: the number of Shares shall not exceed the number of whole Shares used to satisfy the option price of the original Option and the number of whole shares, if any, withheld by the Corporation as payment for withholding taxes in accordance with Article X hereof; the Option Grant Date of the replacement option will be the date of the exercise of the original Option; the option price per share of the replacement option shall be not less than the Fair Market Value on its Option Grant Date; the replacement option shall be exercisable no earlier than six months after the Option Grant Date and no later than the end of the term of the original Option; and the replacement option shall be a Non-Qualified Option and shall otherwise meet all conditions of this Article
VIII. The Committee may, without the consent of the Participant, rescind any replacement option at any time before it becomes exercisable.

          (d) Compliance with Rule 16b-3. To the extent that the provisions in subparagraph (b) and (c) above on the number of Shares that can be issued under the Plan do not conform with Rule 16b-3 under the Exchange Act as adopted and interpreted by the Securities and Exchange Commission, and any successor rule, the Committee shall conform the Plan and any Options granted hereunder to the requirements of such Rule 16b-3, provided, however, that any such modification shall not increase the number of Shares beyond the Shares specified in Article VI.

          (e) Termination of Employment of Optionee. The Committee shall have authority to determine the circumstances under which each Option will either vest or be forfeited upon termination of employment of the Optionee. Such provisions will be contained in the Option Agreement.



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                           ARTICLE IX

                        RESTRICTED STOCK


     9.1  Terms of Restricted Stock Awards.   Subject to and
consistent with the provisions of the Plan, with respect to each Award of Restricted Stock to each Participant, the Committee shall determine:

     (i)  the  terms  and  conditions of  the  Restricted  Stock
Agreement evidencing the Award including, among other things, the election to be made by the Participant under Section 83(b) of the Internal Revenue Code of 1986, as amended;

      (ii) the Restriction Period for all or a portion of the Restricted Stock;

     (iii) the Restrictions applicable to the Award, including, but not limited to, continuous employment with the Corporation or any of its Subsidiaries for a specified term or the attainment of specific corporate, divisional or individual performance standards or goals;

     (iv) whether dividends and other distributions declared and paid to the holders of the Shares during the Restriction Period shall be paid to the Participant with respect to the Restricted Stock or shall be withheld by the Corporation for the account of the Participant until the Restriction Period has expired or the Restrictions have been satisfied, and whether interest shall be paid on any dividends and other distributions so withheld, and if so, the rate of interest to be paid, or whether such dividends may be reinvested in Shares; and

     (v) the percentage of the Award which shall vest in the Participant in the event of death, Disability or Retirement prior to the expiration of the Restriction Period or the satisfaction of the Restrictions applicable to an award of Restricted Stock.

     Notwithstanding the Restriction Period and the Restrictions imposed on any Restricted Shares, as set forth in a Restricted Stock Agreement, the Committee shall have the right to shorten the Restriction Period or waive any Restrictions, if the Committee concludes that it is in the best interests of the Corporation to do so.

     9.2   Delivery  of Shares.     Upon an Award of  Restricted
Stock to a Participant, the stock certificate representing the Restricted Stock shall be issued and transferred to and in the name of the Participant, whereupon the Participant shall become a stockholder of the Corporation with respect to such Restricted
Stock and shall be entitled to vote the Shares. Such stock certificates shall be held in custody by the Corporation,
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together with stock powers  executed by the Participant in favor of the
Corporation, until the Restriction Period expires and the Restrictions imposed on the Restricted Stock are satisfied.


                            ARTICLE X

                      WITHHOLDING OF TAXES

     Federal, state or local law may require the withholding of taxes applicable to or resulting from an Award. The Committee may, in its discretion and subject to such rules as it may adopt, permit or require the Participant to pay all or a portion of the federal, state or local withholding taxes arising in connection with an Award by (i) having the Corporation withhold Shares, (ii) tendering back Shares received in connection with such Award or (iii) delivering other previously owned Shares. In each of the foregoing instances, such Shares shall have a Fair Market Value on the date specified in the rules adopted by the Committee equal to the amount to be withheld. The Corporation shall also be entitled to require as a condition of delivery of Shares, that the Participant remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto.


                           ARTICLE XI

                NO RIGHT TO CONTINUED EMPLOYMENT

     Neither the establishment of the Plan nor the granting of an Award shall confer upon any Participant any right to continue in the employ of the Corporation or any of its Subsidiaries or interfere in any way with the right of the Corporation or any of its Subsidiaries to terminate such employment at any time. No Award or income arising from the exercise of an Option or the lapse of any Restrictions on any Restricted Stock shall be deemed to be salary or compensation for the purpose of computing benefits under any employee benefit, pension or retirement plans of the Corporation or any of its Subsidiaries, unless the Committee shall determine otherwise.


                           ARTICLE XII

                  INDEMNIFICATION OF COMMITTEE

     In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees
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actually and reasonably  incurred  in  connection with  the  defense  of  any action, suit or proceeding (or in connection with any appeal therein), to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceedings that such Committee member is liable for gross negligence or intentional misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding, such Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.


                          ARTICLE XIII

                    AMENDMENT AND TERMINATION

The terms and conditions applicable to any Award may thereafter be amended or modified by mutual agreement between the Corporation and the Participant or such other persons as may then have an interest therein. Also, by mutual agreement between the Corporation and a Participant in the Plan or under any other present or future plan of the Corporation, Awards may be granted to a Participant in substitution and exchange for, and in cancellation of, any Awards previously granted such Participant under the Plan, or under any other present or future plan of the Corporation. The Board may amend the Plan from time to time or suspend or terminate the Plan at any time, provided, however, that any amendment which would:

     (i) materially increase the benefits accruing to Participants under the Plan;

     (ii) materially increase the number of securities which may be issued under the Plan;

     (iii) materially modify the requirements as to eligibility for Participants in the Plan; or

     (iv) require approval by stockholders under Rule 16b-3 or any successor rule of the Securities and Exchange Commission shall only become effective upon approval by the affirmative vote of the holders of a majority of the securities of the Corporation present, or represented, and entitled to vote at a meeting duly held in accordance with the laws of the State of Delaware.
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However, no action authorized  by  this  Article shall reduce  the  amount of any existing Award or adversely change the terms and conditions of any existing Award without the Participant's consent.


                           ARTICLE XIV

                      ADJUSTMENT PROVISIONS

     14.1 If the Corporation shall at any time change the number of issued Shares without new consideration to the Corporation (such as by stock dividend, stock split, recapitalization, reorganization, exchange of shares, liquidation, combination or other change in corporate structure affecting the Shares) or make a distribution of cash or property which has a substantial impact on the value of issued Shares, the total number of Shares reserved for issuance under the Plan shall be appropriately adjusted and the number of Shares covered by each outstanding Award and the option price for each outstanding Option shall be adjusted so that the aggregate consideration payable to the Corporation and the value of each such Award shall not be changed.

     14.2 Notwithstanding any other provision of the Plan, and without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance, continuation or assumption of Awards or provide for other equitable adjustments after changes in the Shares resulting from any merger, consolidation, sale of assets, acquisition of property of stock, recapitalization, reorganization or similar occurrence in which the Corporation is the continuing or surviving corporation, upon such terms and conditions as it may deem equitable and appropriate.

     14.3 If the Corporation agrees to a merger, consolidation, sale of assets or similar transaction, or if any transaction is proposed which, in the Committee's discretion, may result in a change in control of the Corporation, the Committee may, but shall not be required to, provide that all outstanding Options will become immediately exercisable and provide for the acceleration of any or all Restrictions which relate to outstanding shares of Restricted Stock. The Committee may make any such actions contingent on the consummation of such transaction.


                           ARTICLE XV

                          RESTRICTIONS

     If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of
any Award, the issuance or purchase of Shares or the taking of any other action under the Plan (each such event being referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, until such Consent shall have been obtained. The term "Consent" shall mean (i) any and all listings, registrations or qualifications upon any securities exchange or under any federal, state or local law, rule or
regulation,   (ii)   any   and  all   written   Agreements   and
representations by the Participant with respect to the disposition of Shares or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.


                           ARTICLE XVI

                         EFFECTIVE DATE

     The Plan shall become effective on January 15, l993, subject to the approval of a majority of Shares represented and entitled to vote at the 1993 annual meeting of stockholders. The Plan, unless terminated sooner by the Committee, shall terminate on January 15, 2003 and no Awards shall thereafter be made under the Plan. Notwithstanding the foregoing, all Awards made under the Plan prior to such date shall remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan.

Adopted by the Board of Directors on January 15, 1993.


As amended through April 22, 1999.

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